                                                                   Exhibit 10.11

                                 LEASE CONTRACT

                                     BETWEEN

                       BEIJING GUOHUA REAL ESTATE CO. LTD.

                                       AND

                  ARKI (BEIJING) E-COMMERCE TECHNOLOGY CO. LTD.

                                       FOR

            SUITES 03B&05, FLOOR 25, BUILDING 3, CHINA CENTRAL PLACE

                                 AUGUST 18, 2010
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This lease  contract is signed in Beijing  China  Central Place by the following parties:

Lessor:
Name of Company: Beijing Guohua Real Estate Co. Ltd.
Legal Representative: Chao Fang
Address: No. 6 West Dawang Road, Chaoyang District, Beijing
Postal Code: 100025            Telephone: 85952288                 Fax: 85951165

Lessee:
Name of Company: Arki (Beijing) E-commerce Technology Co. Ltd.
Legal Representative: Jianmin Gao
Address: Suite 301, Building 15, China Central Place, No. 89 Jianguo Road,
         Chaoyang District, Beijing
Postal Code:                   Telephone:                          Fax:

Whereas:

     1.   Lessor hereby represents that it is the legal owner of the Leased Unit located at No. 77 Jianguo Road,  Chaoyang District,  Beijing (or China
          Central  Place  No.  3  Building,   hereinafter  referred  to  as  the
          "Building");

     2.   Lessor  agrees  to lease to Lessee  and  Lessee  agrees to lease  from
          Lessor a  portion  of the  Building  (hereinafter  referred  to as the
          "Leased Unit," as defined below).

     Through  friendly  consultations,   Lessor  and  Lessee  have  reached  the
following  lease  contract  (hereinafter  referred  to  as  the  "Contract")  in connection with leasing of the Leased Unit:

                              Part I Special Terms

1. LEASED UNIT:

1.1  Definition:

     1.1.1"Leased  Unit":  shall refer to units 03B&05  located at China Central
          Place  No. 3  Building,  25  Floor,  No.  77  Jianguo  Road,  Chaoyang

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          District, Beijing. The floor plan of the Leased Unit is annexed hereto as Attachment 1.

     1.1.2"Renovation  Period":  shall  refer to the period for Lessee to occupy and  use  the  Leased  Unit  for  no  other  purpose  than  conducting renovation to the Leased Unit before the  commencement  of the term of the lease.  Lessee shall pay fees to Lessor for its  occupancy and use of the Leased Unit for the Renovation Period.

     1.1.3"Delivery  Date":  shall  refer to the date on which  Lessor  delivers this  Leased  Unit to Lessee in  accordance  with the  Contract  after
          Lessee pays off fees for  occupancy and use of the Leased Unit for the
          Renovation  Period,  first  term  of  rental,  and  security  deposit.
          Delivery date is also the Renovation Date.

     1.1.4"Rent  Commencement  Date":   Unless  otherwise   stipulated  by  both
          parties,  Rent  Commencement  Date  shall  refer to the day  after the
          Renovation  Period  expires  and the date  upon  which the term of the lease begins.

     1.1.5"Rent Concession  Period":  During the Rent Concession Period,  Lessee
          shall  pay  property  management  fees  and  other  relevant  expenses actually  incurred  at the rate of RMB 28 Yuan per  month  per  square meter.  However,  in case of early  termination  of this  Contract  by
          Lessee, Lessee shall not be entitled to rent concession.  Lessee shall pay Lessor the difference  between the rent agreed upon herein and the rent actually paid during the Rent Concession Period.

     1.1.6Area:  The  actual  construction  area of the  Leased  Unit is  656.33 square meters.

1.2  The Leased Unit shall be for office use.

1.3  The Leased Unit is subject to a mortgage.

2. RENOVATION PERIOD, LEASE TERM AND DELIVERY

2.1  Renovation Period

     2.1.1The  Renovation  Period  of the  Leased  Unit  shall be 1 (one)  month commencing from September 21, 2010 until October 20, 2010.

     2.1.2During  the  Renovation  Period,  Lessee  shall  pay  Lessor  fees for occupancy  and use of the  Leased  Unit at the rate of RMB 28 Yuan per month  per  square  meter,  as well as public  utility  fees and other expenses actually incurred.

     2.1.3During the Renovation Period, the Leased Unit shall be used for inner

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          renovation only.  Without the Lessor's  written consent,  Lessee shall not use the Leased Unit as per the usage  stipulated  in this Contract and/or for any other purpose. If such usage is necessary, Lessee shall pay Lessor at the rate  stipulated in Special Terms Clause 3.1 for the actual time it occupied the Leased Unit.

     2.1.4Unless expressly excluded,  the obligations set forth in this Clause 2 shall be  subject  to those set forth in the  Clause 3 of the  General
          Terms of this Contract.

     2.1.5During the Renovation Period, all relevant provisions of this Contract shall  be  binding  on both  parties,  including  but not  limited  to provisions  directly or  indirectly  related to the  renovation of the
          Leased  Unit,  and  the  rights  and   responsibilities   and  default
          liabilities of Lessee and Lessor during the term of the lease.

2.2  Lease Term

     2.2.1The  term  of  this  Contract  shall  be  for a  period  of 36  months commencing  from  October 21, 2010 ("Rent  Commencement  Date")  until
          October 20, 2013 ("Expiration Date") (both dates included).

     2.2.2During the Lease Term,  Lessor grants Lessee a Rent Concession  Period for a total of three months. During the Rent Concession Period, Lessee may pay  discounted  rent at the  rate of RMB 28 Yuan  per  month  per square meter and relevant expenses actually incurred.  The schedule of the Rent Concession Period is as follows:

          September 21, 2011 to October 20, 2011;
          September 21, 2012 to October 20, 2012;
          September 21, 2013 to October 20, 2013;

          unless expressly excluded,  the obligations set forth in this Clause 2 shall be  subject  to those set forth in the  Clause 3 of the  General
          Terms of this Contract.

2.3  Delivery

     After Lessee  fulfills its  obligation  under this Contract to pay fees for occupancy and use the Leased Unit during the  Renovation  Period,  first term of rental, and security deposit,  Lessor shall deliver the Leased Unit to Lessee on
September 21, 2010 ("Delivery Date") in accordance with the Contract. Lessee may take  possession  of the Leased Unit and conduct  renovation  upon the  Delivery
Date.

     If Lessor is unable to deliver the Leased Unit the Delivery  Date set forth above,  Lessor  shall be  liable  under  Clause  3.4 of the  General  Terms.  In

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addition,  the Rent  Commencement  Date,  and the  beginning  and the end of the
Renovation  Period shall be postponed  accordingly.  If Lessee fails to pay fees for occupancy and use of the Leased Unit during the Renovation Period,  security deposit,  and first term of rental in accordance  with the Contract,  Lessor has the right to refuse delivery of the Leased Unit, and the Rent Commencement Date,
Expiration Date, and the Renovation Period shall not be postponed.

3. RENT AND PROPERTY MANAGEMENT FEES

3.1  During the Lease  Term and the  Renovation  Period,  the Rent is RMB 300.00
     Yuan per square meter  (construction  area) per month (public  utility fees not included). The monthly rent is RMB 196,899.00 Yuan.

3.2  The Property  Management Fees is RMB 28 Yuan per square meter (construction area) per month. If Lessee  fulfills its obligation  under this Contract to pay fees for  occupancy  and use the  Leased  Unit  during  the  Renovation
     Period,  Rent Concession,  Rent, and security deposit,  it does not need to pay the additional Property Management Fees.

4. RENT PAYMENT

4.1  The first term of rent  shall be RMB  284,748.42  Yuan for the period  from
     September  21, 2010 to November 30, 2010. It shall be paid within seven (7)
     days  after  execution  of this  Contract  or prior to the  Delivery  Date, whichever comes earlier.

4.2  Beginning  from the  second  term of rent,  rent  shall be paid on  monthly basis.  Lessee shall pay for rent for the following  month five days before the end of each month.

5. SECURITY DEPOSIT

5.1  Within seven (7) days after execution of this Contract or prior to Delivery
     Date,  whichever  comes  earlier,  Lessee  shall pay to  Lessor a  Security
     Deposit in the amount of RMB  590,697.00  Yuan  (equivalent to three months rent).  Lessor  shall  issue a receipt to Lessee  upon  receiving  security deposit.

6. MISCELLANEOUS

6.1  This  Contract  comprises  the  following  documents  which can explain and interpret each other: Part I Special Terms, Part II General Provisions, and
     Part III  Attachments.  The  attachments  set forth in Part III shall be an integral  part of this  Contract.  This  Contract  constitutes  the  entire
     Contract between the parties hereto,  and supersedes all prior  statements, negotiations, promises, and guarantees made by them.

6.2  Special Contracts among the parties: None.

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6.3  There are four (4) originals of this Contract.  Lessor shall hold three (3)
     copies and Lessee shall hold one (1) copy. Each copy of this Contract shall have equal validity.

6.4  This Contract  shall become  effective upon the execution and affixing with company  stamps  by the  authorized  representatives  of both  parties  and payment of security deposit made by Lessee in accordance with the Contract.

6.5  Lessor and Lessee shall register and file this Contract in accordance  with the relevant regulations of Beijing.

Lessor: Beijing Guohua Real Estate Co. Ltd.
Legal Representative:
or Authorized Representative (signature):
Date of Execution:

Lessee: Arki (Beijing) E-commerce Technology Co. Ltd.
Legal Representative:
or Authorized Representative (signature):
Date of Execution:

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                              PART II GENERAL TERMS

1. THE LEASED UNIT

1.1  The Parties agree that the rent,  renovation management fee, occupation fee for  renovation,  rent discount are  calculated  based on the  construction area. The floor area size and all measurement units related to area size in all component parts of this contract shall mean  construction  area, unless otherwise indicated.

1.2  The  construction  area of the  Leased  Unit is an exact  number  by actual measurement conducted by the Shijingshan District Real Estate Mapping Team,
     Beijing,  whose professional  qualification is approved by both Parties and both Parties shall hold no objection of the measurement.

The scope,  condition and requirement for the use of the common or share area of the Leased Unit, ancillary facilities and equipment  conditions,  and conditions for the  return  of the  Leased  Unit  are  stipulated  by both  Parties  in the
Attachments  1 and 2 of this  Contract.  Both  Parties  agree that Lessor  shall provide to Lessee the Leased Unit at its current  conditions;  the conditions of the Leased Unit when Lessee  returns it to Lessor  upon the  termination  of the
Contract are  stipulated in Attachment 2, where Lessee  agrees,  upon natural or early  termination  of the  Contract,  to restore  the Leased Unit to the status listed in the Attachment 2 and shall bear all the cost.  During the  restoration period,  Lessee shall still comply with the related  management  stipulations of
Lessor.  Should Lessee cause damage to the leased property or its equipment,  or during the restoration period cause damage or loss to Lessor or any third party,
Lessee shall bear all legal  responsibilities and Lessor shall have the right to recover from Lessee losses thus caused to Lessor.

2. OCCUPATION OF THE PREMISES

2.1  Lessee shall promise to Lessor that the occupation of the Leased Unit shall only be used for purposes  stipulated in the Special Terms of this Contract

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     and Lessee shall abide by the National and Beijing  City's  regulations  on property use and property management.

2.2  Lessee shall ensure not to change the intended use stipulated above without written  approval  from  Lessor  and before the  required  approval  by the relevant authorities is obtained as regulated.

3. DELIVERY OF THE LEASED UNIT,  RENOVATION  PERIOD,  GRACE PERIOD FOR RENT, AND
   LEASE RENEWAL

3.1  Unless otherwise  notified in written form by Lessor and/or Lessor's agent,
     Lessee  shall  come to the  office of the  Building's  Property  Management
     Company to complete the handover procedures of the Leased Unit on or before the Delivery Date  stipulated in the Special Terms of this  Contract,  sign the  document of the  handover  of the Leased  Unit,  and pay related  fees stipulated in the Contract.

3.2  The  Renovation  Period and the grace period for rent of the Leased Unit is
     stipulated  in  the  Special  Terms  of  the  Contract.   Unless  otherwise
     indicated,  both Parties understand that the preferential  treatment of the occupation and use of the Leased Unit during the Renovation  Period and the grace  period for rent Lessee is  entitled  to is subject to the  condition that the Contract shall not be terminated early under any reason.

     During  renovation and the grace period for rent,  Lessee shall only pay to
     Lessor  RMB 28 Yuan per month per  construction  square  meter as a fee for occupation  use /  preferential  rent,  and pay to the Property  Management
     Company the public utilities charges and other actual costs incurred.

     Lessee agrees that should the Contract be caused to terminate  early due to
     Lessee's  reasons,  Lessee  shall  not  be  entitled  to  the  preferential

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     treatment  of the  occupation  and  use  of  the  Leased  Unit  during  the
     Renovation Period and the grace period for rent, and Lessee shall, within 3 business days after the Contract is prematurely  terminated,  pay to Lessor full  amount  of  compensation  for the rent  incurred  during  the  entire renovation  and the  grace  period,  calculated  based on the  normal  rent standard stipulated in the Contract.

3.3  If Lessee fails to come on the  Delivery  Date to the  Building's  Property
     Management  Company to complete the handover  procedures of the Leased Unit as stipulated in the Contract,  it is still deemed that Lessee has received the  Leased  Unit upon the  Delivery  Date and the rent  shall  start to be calculated from the Rent Commencement Date.

3.4  If Lessor  fails to hand over the Leased Unit to Lessee  upon the  Delivery
     Date due to Lessor's  reasons  (except  where Lessee  breaches the Contract first),  then the  Delivery  Date,  the  Rent  Commencement  Date,  and the
     Expiration Date shall be postponed according to the actual Delivery Date of the Leased Unit. During which period,  Lessor shall pay to Lessee a penalty fee calculated with the formula below for each day of late delivery:

     Penalty  Fee = Amount  of lease  guarantee  paid by Lessee X number of days between the agreed Delivery Date and the actual Delivery Date X 0.1%

3.5  Whereupon Lessee intends to renew the lease,  Lessee shall notify Lessor in writing to  request  the lease  renewal at lease 6 months  before the lease expiration  date,  and shall enter a new lease  contact or a lease  renewal
     Contract with Lessor 3 months before the lease  Expiration  Date. If Lessee fails to send to Lessor a written  notice to request  the lease  renewal or fails to reach an Contract with Lessor within the above stipulated  period, it shall be deemed  that  Lessee  waives  its right to the  renewal  of the lease. The rent for the renewed lease shall be discussed and agreed by both
     Parties  based  on the  prevailing  market  price  level at the time of the negotiation.

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4. PROPERTY MANAGEMENT AND FEES

4.1  Lessor  has  appointed  the  "China  Central  Place  Branch of the  Savills
     Property Consultants  (Beijing) Co., Ltd." (hereinafter  referred to as the
     "Property  Management Company") to provide property management services for the  Building.  Lessor  shall have the right to replace the above  Property
     Management  Company  and  shall not be held  liable  to  Lessee  due to the replacement  of the Property  Management  Company,  but Lessor shall notify
     Lessee of such replacement in time.

4.2  Lessee  agrees to comply with the  "Services  Manual for Users of the China
     Central  Place Office  Building"  (hereinafter  referred to as  "Management
     Convention") and the "Office  Renovation Manual for the China Central Place
     Office Building"  (hereinafter  referred to as "Renovation Manual") as well as the other  related  management  regulations  of the Property  Management
     Company, which Lessor shall provide and update from time to time.

4.3  The Property  Management  Company shall have the right to make  appropriate and reasonable  adjustment to the Property Management Fee based on relevant laws and  regulations,  and the relevant  policies and regulations from the
     Beijing Municipal Government, or market conditions, and shall notify Lessee in advance of such  adjustment in proper written form.  Lessor shall ensure that the  Property  Management  Fee  adjustment  is  applied  to all office tenants of the Building.

4.4  Lessor  shall  have the  right to adjust  rent  according  to the  Property
     Management Fee adjustment by the Property  Management  Company but the rent adjustment  shall not be higher than that of the  Property  Management  Fee adjustment. Lessee agrees to pay rent based on the adjusted price.

5. OTHER FEES

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5.1  From the Delivery  Date  (including  the Delivery  Date) of this  Contract,
     Lessee shall start to bear and pay all the public  utilities  fees incurred in the Leased Unit, such as water (if any), electricity, communications (if any),  internet (if any),  etc. (All the above fees shall be referred to as
     "Public Utilities Fees" hereof.  Public Utilities Fees shall be paid by the month, and apart from the fees Lessee pays directly to the public utilities suppliers,  Lessee  shall pay the  Public  Utilities  Fees to the  Property
     Management  Company within 10 days upon issuance of the payment notice from the Property  Management  Company  based on the public  utilities  accounts provided by the Property Management Company.  Where the Property Management
     Company  has  other  requirements,  Lessee  shall  agree to pay the  Public
     Utilities Fees as required by the Property Management Company.

5.2  Lessee  shall not refuse to pay or delay to pay the Public  Utilities  Fees hereof  under any  excuses,  and where  Lessee's  failure to pay the Public
     Utilities  Fees causes the public  utilities  suppliers to  discontinue  or terminate the energy supply to the Building,  thus causing  economic losses to the owner of the  Building,  Lessor,  and other  tenants,  Lessee  shall compensate such losses.

5.3  All Public Utilities Fees hereof paid by Lessee to the Property  Management
     Company are collected by the Property  Management  Company on behalf of the relevant public utilities  suppliers,  and the Property  Management Company shall issue to Lessee the Services  Industries  Collection Receipts for the
     Public Utilities Fees the Property Management Company collects from Lessee, and Lessee shall confirm receipt.

5.4  Each Party shall bear its respective  tariffs,  taxes,  and fees related to the  signing and  execution  of this  Contract  according  to the  relevant regulations  of the Country and the Beijing  Government,  including but not limited to the lease contract's registration fee and stamp cost.

5.5  The Building shall provide air condition services from 08:00 to 19:00 daily

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     except for Saturdays,  Sundays,  and legal holidays.  Where Lessee requests for additional air condition services outside the above time period, Lessee shall submit such request to Lessor and/or the Property  Management Company well in advance and Lessor  and/or the  Property  Management  Company  upon receiving  such  request  from Lessee  within  reasonable  timeframe  shall provide such additional air condition services to Lessee.  Lessee shall pay a separate fee for the additional air condition  services  according to the
     regulations  of  Lessor  and/or  the  Property   Management   Company  (See
     Attachment 3).

5.6  Lessee  shall  bear the  replacement  costs  for  lamps,  bulbs,  and other lighting  equipment  within the Leased Unit during the  renovation  and the lease period.

6. SECURITY DEPOSIT

6.1  Lessee shall pay to Lessor a Security Deposit according to the stipulations in Clause 4 of Part I Special Terms of the Contract,  to ensure that Lessee will be responsible for its obligations  and  liabilities  hereof,  and the
     payment  of  such  Security   Deposit  shall  be  a  prerequisite  for  the
     effectiveness  of the Contract,  otherwise this Contract shall be deemed to be invalid from the  beginning.  The Security  Deposit shall be retained by
     Lessor without  interest  during the entire Lease Period and the Renovation
     Period.

6.2  During the  performance of the Contract,  in the event that Lessee fails to pay the Rent,  Public Utilities Fees,  other fees,  Penalty Fees, or causes damage to the  Leased  Unit  and/or the  Building  and the  facilities  and equipments of the Building,  due to Lessee's  intentional or negligent act, causing  economic  losses to Lessor,  Lessor shall have the right to deduct directly from the Security Deposit the corresponding amount.

6.3  Where Lessor is to deduct part or all of the Security Deposit, Lessor shall notify  Lessee in advance in writing.  Lessee may choose to pay  separately upon  receiving the notice;  where Lessee fails to pay after the stipulated time, Lessor shall deduct after the expiry of the notice period.  Where the

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     Security Deposit is insufficient to offset the losses,  Lessor shall notify
     Lessee in writing to make up the  difference  and Lessee shall transfer the relevant  amount to the  account  designated  by Lessor  within 7 days upon receiving Lessor's notice. When the Security Deposit is short of the amount stipulated  hereof  due  to  such  deduction,  Lessee  shall  make  up  the difference  to ensure the  Security  Deposit  is of the  amount  stipulated hereof within 7 days upon receiving Lessor's notice.

6.4  Should  Lessee fail to perform the  Contract  and/or  cause the Contract to terminate  prematurely  due to other causes  attributed  to Lessee,  Lessor shall  have the right to not return the  entire  Security  Deposit  paid by
     Lessee.  The entire amount of the Security Deposit mentioned in this clause shall equal to the amount stipulated in the Special Terms of the Contract.

6.5  When the Contract  expires or terminates early upon mutual Contract by both
     Parties,  Lessor shall return to Lessee the entire Security Deposit paid by
     Lessee or the balance of it, without interest,  within 30 days after Lessee meets all of the  following  conditions:  (i) Lessee  returns to Lessor the entire Leased Unit which meets the conditions in Addedum II of the Contract as  stipulated  hereof,  and  receives  confirmation  from  Lessor  and the
     Property Management Company; (ii) Lessee has paid up all fees to be paid as stipulated  hereof,  including  but not limited to, rent to be paid and not paid, Public Utilities Fee, Penalty Fees, damage  compensation and recourse
     cost   resulted   from  such  damage;   (iii)   Lessee   completes  at  the
     Administration   of  Industry  and   Commerce  the   procedure  of  company
     dissolution  or  address  change  where  the  Leased  Unit  is  used as the registered or operation address.

7. METHOD OF PAYMENT

7.1  All  payment  hereof  made by Lessee to Lessor or the  Property  Management
     Company  shall be in Chinese RMB Yuan to Lessor or the Property  Management
     Company's designated account.

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     Lessor designated account is:
     Bank Name: Beijing Huangsi Branch, Bank of China
     Account holder: Beijing Guohua Properties Co., Ltd.

7.2  In case Lessee wishes to make non-cash  payment for the relevant fees, then the date when such payment arrives to Lessor's  designated account shall be the date Lessee completes its payment obligation.

7.3  Lessor  and/or  the  Property  Management  Company  shall have the right to change their designated bank and/or account, provided it notifies Lessee in writing  within 15 days after such changes;  Lessee shall then make payment to the new bank and/or account.

7.4  Lessee shall bear the cost for making payment to Lessor and/or the Property
     Management Company's designated account, such as bank transfer fee, etc.

7.5  Where the rent start date or end date in a month does not fall on the first day and the last day in the month, respectively,  Lessee shall pay the rent for the per diem based on the actual number of days the Leased Unit is used in the  month,  and the actual  rent  payment  for the month  equals to the monthly  rent  divided  by the  number  of  days  in that  month  and  then multiplied by the number of days the Leased Unit is actually used.

8. RENOVATION AND MAINTENANCE RESPONSIBILITIES

8.1  Should  Lessee wish to conduct any  renovation  projects to the Leased Unit
     (including but not limited to the internal renovation, partition, building,
     alteration,   or   installation,   replacement   of   equipment,   fixture,
     installation  of signs  and  advertisement),  Lessee  shall  apply  for all

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     approvals  for such  projects and bear the relevant  costs,  and shall only start the  renovation  and  decoration  project  in the  Leased  Unit after obtaining  written  consent from Lessor and the approval for the renovation design documents (if necessary) from the relevant  government  departments.
     To do so, Lessee shall:

     8.1.1Obtain written  approval on the design and drawings from Lessor and/or the Property Management Company;

     8.1.2Lessee shall ensure to abide by all regulations  governing  renovation of the Property  Management Company,  and choose renovation  companies with legitimate  license for  construction or business license for the
          related  industry  and  qualification   certificate  approved  by  the
          relevant government  authorities to conduct the internal renovation to the Leased  Unit,  and Lessee shall  submit its  renovation  company's qualification  certificate,  business license,  and renovation plan to the Property  Management  Company for review,  and Lessee shall ensure that its  renovation  plan  will  not  interfere  with the  Building's management  over the public areas and  utilities,  and will not affect the Building's main structure and other tenants' use of the Building.

     8.1.3In case there are laws that require the  renovation  design  documents to be  submitted  for  government  authority  approval,  Lessee  shall complete all necessary review and approval procedures required for its renovation projects by the Fire Control Department and other governing authorities;

     8.1.4When  Lessee  renovates,  adds to,  alters  the fire  control  and air condition  systems  of the  Leased  Unit  as  well  as of  the  public utilities and equipments of the Building, and restores the Leased Unit to the conditions and status as stipulated in the Attachment 2, Lessee shall  comply  with  Lessor's  overall  hardware  quality  maintenance requirement  for the Building.  The  construction  companies  hired by
          Lessee shall possess the professional qualifications recognized by the
          Beijing Municipal  Commission of Housing and Urban  Construction;  its
          fire  control   construction  company  shall  have  the  "Fire  Safety
          Contractor  Class  Level  I"  qualification;  and its  mechanical  and

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          electrical  (including air  conditioning)  construction  company shall
          have  the   "Mechanical   and  Electrical   Installation   Engineering
          Contractor Class Level I" qualification.

          Lessee  has  carefully   read  and   understood  the  content  of  the
          "Renovation  Manual" from the Building's  Property Management Company, and Lessee agrees conduct  construction  according to the requirements of the  Renovation  Manual,  and shall be obliged to accept Lessor and
          the  Building's   Property   Management   Company's   instruction  and
          supervision  throughout the entire construction period.  Should Lessee conduct its renovation in violation of the Renovation  Manual,  Lessee shall be held responsible for any consequences caused by such act.

     8.1.5Lessee  shall  abide  by  the  renovation  regulations  listed  in the
          Renovation  Manual  compiled by  Lessor/Property  Management  Company, subject to changes from time to time,  stipulated  in the Clause 8.1.4 of this  Contract,  and shall  pay  related  fees  such as  renovation deposit, before the renovation starts.

8.2  Lessee shall have all safety and health protection measures in place during the  renovation,  and  ensure  that its  renovation  work  will not  affect
     Lessor's  normal use of the Building or other tenants'  normal use of their leased units.  Where Lessee or its consigned  renovation  companies violate the Renovation Manual or their acts cause damage, nuisance, or interference to the  Building's  public areas and to the other  tenants of the Building,
     Lessee shall, upon receiving notice from Lessor or the Property  Management
     Company,  stop  immediately  or help to stop such acts,  and take effective measures to  eliminate  the  effects  following  Lessor's  or the  Property
     Management  Company's  request,  and  compensate  Lessor or any third party harmed by such acts accordingly.

8.3  Maintenance responsibilities of the Leased Unit:

     8.3.1Lessor's  maintenance  responsibilities  of the  Leased  Unit shall be limited to the  structure  of the Leased Unit and the  facilities  and

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
          equipments  provided by Lessor at the handover  (except for renovation and unless otherwise agreed hereof). In addition, Lessor shall also be responsible  for the  maintenance  of the  public  parts/areas  of the
          Building.

     8.3.2Lessor  or  the  Property   Management   Company  shall  make  routine
          inspection,   maintenance,   or  replacement  of  the  facilities  and
          equipment  systems  provided  by Lessor  in the  Leased  Unit,  and to conduct its supervision and inspection on Lessee's  performance of its relevant management responsibilities.  Should Lessor's normal wear and
          tear   maintenance  of  the  Leased  Unit  cause  damage  to  Lessee's decoration and renovation,  Lessor or the Property  Management Company shall repair such damages, except for damages caused by Lessee. Lessee shall be responsible  for the normal wear and tear  maintenance of the
          Leased Unit due to inappropriate use of the Unit, or Lessee shall bear the maintenance cost in case Lessor conducts such maintenance work.

     8.3.3In  the  event  of an  emergency  endangering  public  safety  of  the
          Building and during Lessee's  business hours,  Lessor shall be allowed to enter the Leased Unit  accompanied by Lessee,  but during  Lessee's off-business  hours or when Lessee cannot be contacted,  Lessor or its authorized representative shall have access to the Leased Unit without advance notice. Both Parties shall deal with any damage caused by such entry into the Leased  Unit based on the  principle  of  fairness  and reasonableness.  However,  Lessor shall issue a written explanation to
          Lessee afterwards.

     8.3.4Lessee shall be responsible and bear the cost for routine  maintenance of the internal  renovation  of the Leased Unit.  For the avoidance of doubt,  in the event that the facilities  and  equipments  provided by
          Lessor are  altered by Lessee,  Lessee  shall be  responsible  for the maintenance and cost of such facilities and equipments.

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
9. RETURN OF LEASED UNIT

9.1  Lessee  shall  return to Lessor the Leased Unit after it is restored to its original status  stipulated in the Attachment 2 together with all ancillary items,  fixtures,  additional  items  provided  by Lessor  (except  for the natural  wear  and tear on such  items  during  the  Lease  Period)  on the
     Contract  Expiration  Date if the  Contract is not renewed or within 5 days after the termination date where the Contract is terminated prematurely for any reason ("Return  Period") and bear all related costs. In the mean time,
     Lessee  shall  return to Lessor all keys (if any) to  various  parts of the
     Building and sign with Lessor a Lease Return Contract as stipulated hereof.

     After the expiry of the return period,  in case Lessee fails to restore the
     Leased  Unit to its  original  status  as  stipulated  in  Clause 1 of this
     Section,  it shall be deemed  that  Lessee have waived all of its rights to all the items and decorations within the Leased Unit and Lessor may dispose such items in any manner it deems appropriate (including abandonment, sale, use,  demolition,  etc.) and Lessee  shall not object to this and shall not demand any  compensation  in any form from  Lessor.  Lessor  shall have the right to commission a notary public to take inventory,  notarize, and store in a separate place the items left inside the shop without notice to Lessee and Lessee  shall bear the  related  costs,  including  but not  limited to notary fees and storage costs.

9.2  In the event that the Contract is  terminated  prematurely  due to Lessee's breach of contract, Lessee, within the Return Period, shall continue to pay rent and all  Public  Utilities  Fees,  etc.,  to Lessor  and the  Property
     Management  Company  according to the stipulated  standard  hereof,  and be
     responsible  for  any  late  payment  of  such  fees,   regardless  of  the
     termination of the Contract.  Where the Contract is terminated early due to
     Lessor's  breach,  within the Return  Period,  Lessee shall not need to pay rent and management fees.  However,  Lessee shall bear the Public Utilities
     Fees and any other fees actually incurred during this period.

9.3  In the event that  Lessee,  for any  reason,  fails to return to Lessor the

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
     Leased Unit in  satisfactory  condition after the expiry of the Contract or after the expiry of the Return Period,  Lessee shall pay to Lessor fees for retention  of the Leased Unit (in twice the amount of the daily  rent;  and
     Lessor's  collection  and  acceptance  of such fees  shall  not  constitute consent  to  Lessee's  illegal  retention  of the  Leased  Unit),  and bear relevant  Public  Utilities  Fees,  until  Lessee  returns  the Leased Unit according to the stipulated  requirements  hereof. If Lessee's retention of the Leased  Unit  causes  Lessor to pay a penalty fee and broker fee to new tenant for late  delivery of the Leased Unit,  Lessee shall be  responsible for such fees and any other loss  incurred  by Lessor.  In  addition,  upon expiry of the Return  Period,  Lessor or the  Property  Management  Company
     shall have the right to take coercive  measures such as stopping  water and electricity  supply to the Leased Unit,  controlling access of Leased Unit, and preventing Lessee from continuing its use of the Leased Unit.

9.4  Where  Lessee  returns  the Leased Unit to Lessor,  Lessee  shall sign with
     Lessor/the  Property Management Company a confirmation letter on the return of the Leased Unit.  After the signing of the  confirmation  letter,  or in case such letter is not signed but Lessee has actually  evacuated  from the
     Leased Unit,  it shall be deemed that Lessee have waived its  ownership and all rights to any renovation,  decoration, facilities, equipment, and items left behind in the Leased Unit by Lessee,  and Lessor  shall have the right to dispose  these  items at its will  (including  disposing  these items as garbage), and Lessee shall bear the cost for such disposal.

9.5  In the event that  Lessee  evacuates  the  Leased  Unit  without  signing a confirmation  letter,  Lessor  shall clean and  renovate  the Lease Unit or repair and replace  related  facilities  and  equipments to meet the return requirement, Lessee shall bear all cost and expenses incurred by Lessor and
     Lessee shall pay rent and  management  fees of the Leased Unit according to the normal rent and  Property  Management  Fee standard  stipulated  hereof during the above cleaning and  renovation  period as  compensation  for the losses incurred by Lessor during this period.

10. SUBLEASE, FIRST REFUSAL RIGHT, AND TRANSFER

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
10.1 Where Lessee has evidence of its association with any entity,  and with the approval  from  Lessor,  Lessee shall have the right to sublease the Leased
     Unit to or share the lease with such  associated  entity,  and both Lessees shall be joint liable for the Leased Unit.

10.2 Lessee  agrees to waive its first refusal to buy rights to the Leased Unit.
     At any time during the Lease  Period,  Lessee may decide to sell the Leased
     Unit to any third  party,  and shall  not need to obtain  Lessee's  consent after notifying Lessee. In addition,  Lessor does not need to notify Lessee in writing or obtain  Lessee's  consent  should Lessor need to mortgage the
     Leased Unit,  and after the Leased Unit is mortgaged,  the obligee does not need to consult with Lessee about its intention to purchase the Leased Unit before disposing the Leased Unit.

10.3 Lessee's  undertaking  of waiving its first refusal right to buy the Leased
     Unit during the Lease Period  shall take effect from the day this  Contract is signed and shall be irrevocable.  Where Lessee subleases the Leased Unit after having obtained Lessor's written consent, Lessee must ensure that the
     Sublessee waives its first refusal right to buy the Leased Unit in writing.

10.4 During the Lease Period,  any change of ownership due to sale of the Lesaed
     Unit shall not  affect  the  validity  of the  Contract.  In the event that
     Lessor transfers the Leased Unit to any third party and has notified Lessee of such  transfer,  Lessee  shall,  at the  request of Lessor or this third party,  issue a confirmation  confirming that Lessee intends to continue to perform the Contract and pay fees such as rent,  etc., to this third Party, or confirming  such by signing  related  Contract with Lessor and the third party.

     Regardless  whether  Lessee  signs or does not  sign  the  confirmation  or related  Contract,  as long as Lessor  notifies  Lessee  of such  transfer,
     Lessor's rights and obligations under this Contract shall be transferred to the transferee as indicated in the notice, and Lessee shall pay the rent to

                                       20
     the transferee  according to the transferee's name and account as indicated
     in  Lessor's  notice.  Lessee's  refusal  or delay  in  issuing  the  above mentioned  confirmation or signing related Contract, or failure to pay rent to the  transferee  according  to  Lessor's  notice  shall not  affect  the validity of Lessor's  transfer of the Leased Unit to the third  party,  and
     Lessee shall be liable for default as stipulated in Clause 15.2.

11. LESSOR'S RIGHTS AND OBLIGATIONS

11.1 Lessor shall have the right to lease the subject  matter  indicated in this
     Contract.

11.2 Lessor  guarantees  that the planned  purpose of the Leased Unit shall meet
     Lessee's needs for office use.

11.3 Lessor shall be responsible  for  maintaining  the normal  operation of all
     facilities   and   systems  in  the  public   areas  and  for   maintaining
     environmental hygiene in the public areas.

11.4 Lessor  guarantees  normal  operation of power  supply,  lighting,  and air condition  in the Leased Unit from the handover  date.  Lessor shall not be responsible for supply  disruption due to force majeure,  or reasons of the public  utilities  suppliers,  related  government  departments,  or Lessee
     (inspection, accident, Lessee's failure in payments).

11.5 Lessor and/or the Property  Management Company shall install Lessee company name  signage at the ground floor lobby of the Building and in the corridor on the floor of the Leased Unit or at the elevator  lobby  according to the uniform standard of the Building. The specific location and format shall be confirmed  by the  Property  Management  Company.  Except  for the  uniform installation  in the Building,  if Lessee  requests  installation  of extra signage, Lessee shall obtain Lessor's consent in advance and shall bear the production cost incurred related to such extra installation.

                                       21
11.6 Lessor's  request or  collection  of late  penalty  fee  according  to this
     Contract  shall not have prejudice to or affect any of the other rights and remedies  conferred to Lessor hereof  (including the right to take back the
     Leased Unit).

11.7 Lessor's  acceptance  of rent or other fees shall not be deemed as Lessor's waiver of its right to pursue  relief from Lessee for Lessee's  default due to Lessee's failure to abide by or perform any stipulations hereof.

11.8 Lessor's  waiver  of  any  of  Lessee's   responsibilities  or  obligations
     hereunder  when Lessee fails to perform the Contract  once or several times shall not be construed as Lessor's waiver of its rights if Lessee continues and fails again to perform  the  Contract,  and shall also not  demolish or affect Lessor's rights and compensations entitled according the Contact due to Lessee's continued or subsequent failure to perform or breaches.  Lessor action or inaction shall not constitute Lessor's waiver to pursue any right or remedy it may have against  Lessee's for its default,  unless  otherwise expressly  indicated in writing by Lessor to waive its right to pursue such right or remedy against Lessee.

11.9 After the signing of this  Contract,  Lessee  agrees that Lessor shall have the right to free use of Lessee's name, firm name,  trademark,  logo in its promotional activities. However, the content of such promotional activities shall be limited to only the lease relations  already  occurred between the two Parties over the Leased Unit.

11.10Lessor has the naming  right to the  Building  and the right to use and the right to benefits of the Building's  exterior facade and the roof, and also has the exclusive right to install, arrange,  maintain,  remove, and change all signboards,  notices,  posters and advertisement at any position of the
     Building.

11.11Lessor  reserves  the right,  at any time  during the Lease  Period and for public interest,  upon notifying Lessee, to alter,  repair, and temporarily shut down the public area or part of the Building, including the corridors,

                                       22
     doors,  windows,  electrical  devises,  cable and wire,  water  pipes,  gas pipelines,  elevators,  escalators,  firefighting and safety equipment, air ventilation  equipment,  etc.,  and also  reserves  the right to change the entire  structure,  layout and arrangement of the Building's  public areas.
     However,  Lessor's exercise of such rights shall not affect Lessee's normal operation. Within the appropriate and reasonable scope, Lessor shall not be held responsible for the other effects to Lessee due to the above mentioned actions.

11.12Lessor reserves the right, from time to time, to formulate,  introduce,  or amend,  adopt,  and abolish any and all  management  rules and  regulations deemed necessary to manage the Building as a top class office building.

11.13During  the  Lease  Period,  Lessor  shall  pay to the  related  government departments  all taxes in connection with leasing the Leased Unit according to laws, rules and regulations.

11.14Lessor  may grant part or all of its right  hereof to the Asset  Management
     Company or the Property  Management  Company to exercise and perform on its behalf and Lessee shall have no objection to this.

11.15During the Leased Period  (including the Renovation  Period),  Lessor shall have the right to decide to change the name of the  Building or any part of it,  however,  Lessor  shall  notify  Lessee in writing  after the  related government  department  approves  the new  name.  Lessor  shall not need to compensate  Lessee for changes of the name of the Building and/ or any part of it. Where Lessee  needs to update its related  registration  information due to such changes,  Lessor shall fully cooperate with such update work of
     Lessee.

11.16Lessor or the  Property  Management  Company  shall have full rights to the public areas  (including  the facade and floor of these areas)  outside the
     Leased Unit and the exterior walls of the Leased Unit. Lessor shall be able to manage and lease these areas and receive  revenue  generated  from this.

                                       23
     However,  Lessor's  above  mentioned act shall not cause damage to Lessee's legal right to lease the Leased Unit or prevent  Lessee's normal use of the
     Leased Unit under this Contract.

12. LESSEE'S RIGHTS AND OBLIGATIONS

12.1 Under the condition that Lessee pays the rent as stipulated in the Contract and abides by and  performs  all  regulations  hereunder  where Lessee must abide by and perform, Lessee shall have the right to quietly and safely use the  Leased  Unit  within  the  Leased  Period  and shall not be  illegally disturbed by Lessor or its representative.

12.2 Lessee has fully read and understands and agrees to abide by the Management
     Convention,  the  Renovation  Manual  of the  Building  and all  rules  and regulations  regarding property  management  compiled by and may be revised from time to time (amendment of the property  management  regulations  will take effect after Lessee is notified in writing) by the Property Management
     Company, as well as the use requirements for the Leased Unit (including the use  requirements  for the  facilities  and  equipment)  from Lessor or the
     Property Management Company. The public areas outside the Leased Unit shall be centrally  managed by the Property  Management  Company and Lessee shall not occupy such areas.  Lessee shall only have the  exclusive  right to use the part within the  outside  walls of the Leased  Unit,  while the outside walls of the Leased Unit,  including the outside facade of the wall between the Leased Unit and the public areas,  or other units,  and also the public areas  outside the Leased  Unit shall be managed by Lessor or the  Property
     Management  Company and Lessor or the  Property  Management  Company  shall retain the revenue generated in accordance with the Clause 11.16.

12.3 Lessee fully  understands  and is responsible  for obtaining all government business licenses,  permits, and approvals should Lessee intends to conduct business operation in the Leased Unit and where assistance for such purpose from Lessor is needed, Lessor shall provide necessary support.

                                       24
12.4 Lessee shall abide by Chinese laws and regulations and related Beijing City rules in the use of the Leased  Unit and shall not  perform any illegal act in the Leased Unit.

12.5 Lessee shall be responsible  for the safety and security  within the Leased
     Unit and shall bear all costs thus incurred and  responsibilities for such.
     In case  Lessee or its  consigned  representative  moves  any  large  sized property outside the Building from the Leased Unit, for the security of the
     Building,  Lessor or the Property  Management Company may require Lessee to issue a  statement  that  Lessee  shall  bear full  responsibility  for the legality and safety of such transfer of property from the Leased Unit.

12.6 During the Lease  Period  (including  the  Renovation  Period)  and without
     Lessor's consent in writing,  Lessee shall not alter the planned purpose of relevant  facilities  of the  Leased  Unit  (including  but not  limited to passages,  fire exits,  gate and doors,  corridors,  facility  rooms,  lift lobbies,  lobby,  etc.),  and shall not block  such  facilities  so that it cannot achieve its intended purposes.

12.7 Lessee shall reasonably use the installations provided by Lessor within the
     Leased Unit and the public  installations/equipment/systems of the Building
     (including  but  not  limited  to  air   condition/heating   installations,
     fire/siren installations,  lighting installations,  cable and wire and pipe and pipelines) to avoid man-made destructions.

12.8 Lessee shall inform Lessor or the Property  Management Company  immediately should any damage  occurred to the Leased Unit and/or the  Building  due to the fault of Lessee,  and Lessor may  arrange for the  Property  Management
     Company to repair or request  Lessee to repair within certain  period,  and
     Lessee shall bear the cost thus incurred.

12.9 Lessee shall take reasonably preventive measures to protect the Leased Unit from damages from  lightening,  storm,  sand storm,  snow or other  adverse

                                       25
     weather  conditions.  In the event that the Leased Unit  sustained  damages described above,  Lessee shall inform Lessor and/or the Property Management
     Company immediately.

12.10Without  written  consent  from  Lessor  and/or  the  Property   Management
     Company,  Lessee shall not install or alter the  equipments  and partitions within the Leased Unit, or install,  stock, hang any item within the Leased
     Unit which might cause the weight of the Leased Unit to excess the designed weight limit.

12.11Lessee shall cause its employees,  representative,  contractor and visitors
     (hereinafter  referred to as "Such Persons") to comply with all the clauses hereunder to be complied with by Lessee.  Lessee shall be  responsible  for compensation  should any of Such Persons' default cause losses to Lessor or any third party.

12.12Both Parties acknowledge that, unless otherwise  specifically and expressly agreed hereof,  Lessee shall pay management  fee, or public  utilities fees including  water,  electricity,  gas, and heating,  or any other fees to be borne by Lessee hereunder without deduction or offset.

12.13Where  Lessee  is not  satisfied  with  the  property  management  services provided by the Property Management Company, Lessee shall have the right to file  complaint to Lessor;  however,  Lessee shall not refuse to perform or neglect to perform any responsibilities and obligations  hereunder.  Lessor shall cause the Property  Management  Company to improve its services  upon
     Lessee's reasonable request.

12.14During the Lease Period  (including the Renovation  Period),  unless Lessee has obtained written waiver in advance from Lessor and the Property Company and Lessee has complied with the  conditions  to be satisfied  indicated in the waiver in order to be conferred such waiver,  Lessee shall not cause or permit or tolerate  its  employees  or  visitors  to cause any  nuisance or interference to Lessor or other tenants within the Building,  including but not  limited  to:  i)  produce  gases or odors  considered  by Lessor to be irritating,  toxic,  or harmful within the Leased Unit or public areas,  or

                                       26
     permit such gases or odors to disseminate or leak out from the Leased Unit;
     ii) produce or permit or tolerate  other  people to produce  disturbing  or irritating noises within the Leased Unit or the public areas, or any music, sound,  or noise that can be heard outside the Leased Unit or in the public areas  (including  sound produced by radio or by equipments or devices that can produce,  broadcast,  receive signals,  or record sound); iii) make any loud noise or engage in fighting  or other acts of  violence  that create a disturbance of the public order within the Leased Unit or public areas.

     Upon occurrence of any of the above situations, Lessee shall stop such acts or activities at Lessor's request and take effective  measures to eliminate the influence,  and bear  corresponding  compensation  responsibilities  to
     Lessor or any third party affected or harmed by such acts or activities.

13. INSURANCE

13.1 Lessor  and/or the Owner shall  purchase  relevant  property  insurance and public  liability  insurance for the Building,  its machines and equipment, and its  ancillary  facilities  and with  Lessor  and/or  the  Owner as the insurance beneficiary.

13.2 Lessee shall purchase  contractor's  all risks  insurance (plus third party liability  insurance) for the  renovation  projects of the Leased Unit, and shall  ensure that the  insurance  remains in force  during the  renovation period.  The  contractor's  all risks  insurance  must  meet the  following conditions:

     13.2.1 Lessor, Lessee, and the contractor shall be co-insured;

     13.2.2 The term of the insurance  shall be consistent  with the  renovation period;

     13.2.3 In case the insurance covers  non-adjacent  addresses,  each address shall be covered by a separate, full amount individual insurance;

                                       27
     13.2.4 The insured  amount of the third party  liability  insurance  in the policy shall not be less than RMB 5 million Yuan;

     13.2.5 Per accident  limit for  compensation  shall not be smaller than the total sum of the third party liability  insurance;  there is no bodily injury (including death) or property damage sub-limit;  per person per occurrence  limit  for  compensation  shall  not be  smaller  than RMB
          500,000 Yuan;  there is no  restriction on the number of claims within the term of the insurance;  absolute  deductibles  shall not be larger than  CNY  1,000  Yuan;  and  no  proportional  deductibles  shall  be included;

     13.2.6 The policy shall include these additional special clauses: (1) cross liabilities  clause;  (2) waiver of  subrogation  rights  clause;  (3)
          special  charges clause;  (4) remains  removal clause;  (5) errors and omissions  clause;  (6) fire fighting  costs clause;  (7) special time adjustment  clause;  (8)  uncontrollable  clause.  The  limit  of  the additional  clauses  shall  not be  less  than  20% of the  limit  for compensation,  absolute deductibles shall not be higher than RMB 1,000
          Yuan, and no proportional deductibles shall be included.

13.3 Before Lessee starts  renovation,  Lessee shall submit to Lessor the policy and the certificate of paid premium  stipulated in the above clause 13.2 as effective and acceptable  written proof of the insurance covered by Lessee.
     Where the  renovation  period is to be extended or postponed due to special circumstances,  Lessee  shall  provide  to Lessor in  advance  an  extended insurance, or a separate policy underwriting risk of the extended period as well as the certificate of paid premium.

13.4 During the Lease Term (including the Renovation Period), Lessee shall cover the public liability insurance for the safe operation during its use of the
     Leased Unit (including comprehensive third party liability insurance),  and the total sum of the  insurance  covered shall not be less than RMB 500,000
     Yuan per year and the insurance shall remain in force  throughout the Lease
     Term. The relevant insurance must meet the following requirements:

                                       28
     13.4.1 The insurance shall be a common domestic public liability  insurance policy or generally recognized, guaranteed policy of the same type;

     13.4.2 Lessor and Lessee shall be co-insured;

     13.4.3 The term of the insurance shall be consistent with the Leased Term;

     13.4.4 Per  accident  limit  for  compensation  shall  not be less than the aggregate  limit  for  claim;  there is no bodily  injury or  property damage  sub-limit;  per person per event limit for compensation  shall not be less than RMB 500,000 Yuan;  absolute  deductibles shall not be more than RMB 1,000 Yuan;  and no  proportional  deductibles  shall be included;

     13.4.5 The policy shall include these additional special clauses:  fire and explosion clause, alteration of the building clause, advertisement and decoration devices liability clause,  physical abuse liability clause, vehicle  loading  and  unloading  liability  clause,  cross  liability clause, waiver of subrogation right clause, Lessee's liability clause,
          Lessor's furniture,  fixed equipment and relevant ancillary facilities clause, and the limit of the additional clauses shall not be less than
          20% of the limit for compensation,  absolute  deductibles shall not be higher than RMB 1,000 Yuan, and no proportional  deductibles  shall be included.

13.5 Lessee  shall  submit to Lessor  the  policy  and the  certificate  of paid premium, etc., stipulated in the above clause 13.4 as proof document of the legitimate  existence of such insurance  before the handover date as one of the prerequisite conditions for Lessor to hand over the Leased Unit. During the Lease Term,  Lessor may at any time request Lessee to provide effective and acceptable written proof of the insurance covered by Lessee.

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14. CONFIDENTIALITY

14.1 Both Parties agree that any and all data and information  arising out of or relating to the Contract,  including the  discussions  between the Parties, any and all data,  design,  and  building  specifications,  content  of all discussions  between the Parties or any  information  provided by any Party but  not  yet  known  to the  public,  shall  be  confidential  information hereunder.  For purposes other than  expressly  indicated  hereof,  neither
     Party  shall  use  or  permit  to  use  the  above  mentioned  confidential information,  nor shall it disclose or permit to disclose,  without written consent from the other Party, the above mentioned confidential  information to any person or any third  party,  except for  information  required to be
     disclosed   by  any   Party  to  its   officers,   employees,   agents   or
     representatives or affiliates.

14.2 It shall  not be deemed a breach of this  Confidentiality  Clause  when any
     Party  provides  the above  mentioned  information  as  required by laws or
     government  agencies.   Neither  shall  it  be  deemed  a  breach  of  this
     Confidentiality   Clause  when  any  Party  provides  the  above  mentioned
     information  in  connection  with an equity  transfer  or any  transactions involving the Leased Unit.

14.3 If any Party breaches the  Confidentiality  Clause, it shall compensate the resulting loss incurred by the other Party.

14.4 The  Confidentiality  Clause operates  independently  of the Contract,  and shall  continue  to be valid  within 5 years  upon  the  expiration  of the
     Contract.

15. LIABILITY FOR BREACHES

15.1 Any Party in breach of the stipulation in the Contract shall bear liability to the other Party.

15.2 Should  Lessee delay  payment for fees for  occupancy and use of the Leased
     Unit  during  the  Renovation  Period,  Rent,  Security  Deposit,  Property

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     Management  Fees,  Public  Utilities  Fees  or any  other  fees  to be paid hereunder,  for each day  overdue,  Lessee  shall  pay to Lessor a delay of performance  default penalty of 0.1% of the amount owed.  Where the overdue exceeds 14 days,  and Lessee  still fails to pay within 7 days after Lessor serves Lessee with a written reminder  notice,  Lessor shall have the right to temporarily stop part or all energy supply or management services to the
     Leased Unit  without  notice  until  Lessee  starts to perform the relevant payment  obligations  (during  which period Lessee shall still pay rent and related fees according to this Contract), and Lessor shall not be liable to
     Lessee or any third party. In the event that Lessor is subject to claims by any third  party,  Lessor  shall have the right to recover  the losses from
     Lessee;  where the overdue exceeds 30 days,  Lessor shall have the right to terminate  the Contract.  In case Lessor  terminates  the Contract,  Lessee shall still pay to Lessor the  default  penalty  stipulated  in Clause 16.2 below.

15.3 In case of a breach of Contract or situations  not governed by the Contract or laws and  regulations,  where Lessor  terminates  the Contract and takes back the  Leased  Unit  during  the Lease Term  (including  the  Renovation
     Period),  Lessor  shall  return to  Lessee  double  amount of the  Security
     Deposit collected  according to the provisions of the Contract,  and return to Lessee Rent and all fees paid by the Lessee but not yet incurred.

15.4 In situations not governed by the Contract or laws and regulations,  Lessee terminates  the Lease  without  consent  of Lessor  during  the Lease  Term
     (including  the Renovation  Period),  Lessor shall have the right to retain the Security  Deposit  paid by Lessee as part of the default  penalty to be paid by Lessee for breach of contract and where the Security Deposit is not sufficient  to  cover  the  losses  incurred  by  Lessor,  Lessee  shall be responsible for the difference.

15.5 Where Lessee  renovates  or adds  ancillary  facilities  in the Leased Unit without  obtaining  the  Lessor's  written  contain  or the  renovation  or addition of ancillary  facilities  exceeds the scope and requirement of the
     Lessor's written consent, Lessor shall require Lessee to restore the Leased

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
     Unit to its original condition.  Should Lessee refuse to oblige, Lessor may restore the Leased Unit to its original condition for Lessee and the Lessee shall bear all cost thus incurred.

15.6 Where Lessee  breaches the relevant  provisions of this Contract other than provided in this Clause (including violation of the renovation  provisions, the use  requirements  of the Leased Unit, the rules and regulations of the
     Property Management Company), Lessor shall have the right to require Lessee to rectify and Lessee shall rectify  immediately or within  reasonable time period allowed by Lessor.  Should Lessee fail to rectify after being served twice with notice by Lessor,  Lessee shall pay to Lessor a default  penalty equivalent  to 0.5% of the  monthly  rent per each day from  date the third notice is served by Lessor, until Lessee finally rectifies.

16. TERMINATION

16.1 Both Parties agree that this  Contract may be terminated  within the Leased
     Term  should any one of the  following  circumstances  occur,  and  neither
     Parties shall be liable to the other Party:

     16.1.1 The right to use the land within the occupancy of the Leased Unit is taken back in advance according to law;

     16.1.2 The Leased Unit is expropriated  according to law on public interest or for city building needs;

     16.1.3 The Leased Unit is damaged, lost or declared dilapidated;

16.2 Both Parties agree that the non-breaching Party may unilaterally  terminate this  Contract in any of the  following  cases.  In such case should Lessor breach the  Contract,  Lessor shall  return to Lessee in double  amount the
     Security Deposit. Should Lessee breach the Contract,  Lessor shall have the right to retain the Security  Deposit paid by Lessee;  where the  breaching

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
     Party causes losses to the non-breaching  Party and the Security Deposit is in sufficient to cover the losses incurred by the non-breaching  Party, the breaching Party shall compensate the difference between the damage incurred and the Security Deposit:

     16.2.1 Lessor  fails to deliver the Leased Unit within the  specified  time limit and still  fails to do so  within 20 days upon  notification  by
          Lessee;

     16.2.2 The  Leased  Unit  delivered  by  Lessor  does not  comply  with the provision  of this  Contract,  rendering  it  impossible  to meet  the purpose  of lease,  or has  defects  that may  endanger  the safety of
          Lessee,  and after  rectification  by Lessor  within  reasonable  time period such defect is still not eliminated;

     16.2.3 The main  structure  of the  Leased  Unit is  damaged  due to causes attributable to Lessee;

     16.2.4 Lessee sublets the Leased Unit,  transfers the tenancy of the Leased
          Unit,  exchanges  with  others  their  Leased  Units,  or  permits  or tolerates others to use the Leased Unit;

     16.2.5 The  fees  for  occupancy  and use of the  Leased  Unit  during  the
          Renovation Period, Rent, Security Deposit, Property Management Fees or
          other  relevant  fees  payable  by  Lessee is more  than  thirty  days overdue,  or Lessee has delayed  payment of rent or relevant  fees for three times;

     16.2.6 Lessee  terminates  the Lease without  Lessor's  consent  during the
          Leased Term (including the Renovation Period);

     16.2.7 Lessee  breaches the provisions of the Contract and fails to rectify after being  notified by Lessor in writing  within the indicated  time period in the notice;

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
     16.2.8 Lessee is penalized by the relevant  Government agencies or judicial authorities  for illegal  activities  that occurred  within the Leased
          Unit;

     16.2.9 Lessee has entered bankruptcy proceedings;

     16.2.10 The breaching  Party has committed  another breach which allows the non-breaching Party to terminate the Contract according to law.

16.3 In case of early  termination for any reason or expiration of the Contract,
     Lessor  and  Lessee  shall  sign a Lease  Termination  Agreement  regarding termination and related matters. The Lease Termination  Agreement shall not be subject to the expiration of validity of this Contract.

17. FORCE MAJEURE

17.1 Under this Clause,  force majeure  shall include the following  events that have  occurred  only  within the  location  of this  Building:  earthquake, landslide, subsidence, flood, typhoon and other natural disasters; fire and
     explosion  not  caused  by  Lessor  or  Lessee;   war,   social  unrest  or
     instability, changes in laws, administrative regulations, and policies; and
     expropriation or confiscation by government.

17.2 In the event that either Party is unable to perform its  obligations  under this Contract due to force majeure,  such contractual  obligations shall be suspended  during the continuance of such force majeure,  with the time for performance to be extended automatically for an equal duration thereof, and neither Party shall be held liable for breach of contract.  However,  where an event of force majeure  occurred  after a Party's delay in  performance, such Party shall not exempted from liability for breach of contract.

17.3 In the event of force  majeure,  the Parties  shall consult with each other promptly,  as to  seek a fair  solution  to it,  and  take  all  reasonable measures to reduce the effect of such force majeure to a minimum.

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
17.4 Should any part of the Leased  Unit  become  severely  damaged due to force majeure so that Lessee is unable to  continue  its normal use of the Leased
     Unit,  the Parties shall consult with each other to determine  whether this
     Contract shall continue in effect. If Lessee is unable to resume operations within 14 days  after the  occurrence  of a force  majeure  event,  and the
     Parties are unable to reach an  Contract,  then either Party shall have the right to terminate  this  Contract.  If this Contract is terminated for the above reason, neither Party shall be held liable for breach of contract.

18. GOVERNING LAW AND RESOLUTION OF DISPUTES

18.1 The  execution,  effectiveness,  construction  of  this  Contract  and  the resolution of disputes  shall be governed by the laws of People's  Republic of China.

18.2 Any dispute with respect to the performance of this Contract or any dispute relating to this Contract shall be settled by the Parties through  friendly negotiation.  If  negotiation  fails,  either Party shall have the right to resort to legal  proceedings at a People's Court that has jurisdiction over the location of this Building.

18.3 Pending  resolution of any dispute,  except for the matters under  dispute, the Parties shall continue to perform their  respective  obligations  under this Contract.

19. MISCELLANEOUS

19.1 Lessee   acknowledges  and  agrees  that,   unless  any  of  the  following
     circumstances is directly caused by the fault of Lessor,  as long as Lessor or the  Property  Management  Company has  obtained  acceptance  and annual compliance  certification  for the facilities,  equipments,  and devices it provided in accordance  with the relevant state laws and regulations or has fulfilled  its  obligation  under this  Contract  to  undertake  reasonable inspection,  repair,  maintenance,  and management of, and make payment for such facilities,  equipments,  devices  provided,  Lessor shall not be held responsible  to  Lessee  or any other  person  under  any of the  following circumstances:

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
     19.1.1 If, due to causes which are directly  attributable to Lessor, Lessor shall  compensate  Lessee for direct economic loss sustained by Lessee as a result of any loss or damage to person or property  sustained  by
          Lessee or any other person caused by any of the following  events that occurs in any portion of this Building or within the Leased Unit:  any defect  or  malfunction  of  elevators,  escalators,  fire  equipment, security  equipment,  air conditioning  equipment or other equipments;
          failure,  malfunction,  or  suspension  of  electricity,  water,  gas, telephone or any other utility supply;  leakage of water, smoke, fire, or any other substance; rats, termites, cockroaches or other pests; or
          explosion, theft, or robbery.

     19.1.2 If at any time, not due to causes which are  attributable to Lessor, there is any failure or  suspension  of, or any  interruption  in, the supply of water (if any), electricity,  gas (if any), air conditioning or any public  facility of this  Building  ceases to  operate,  Lessor shall not be liable to Lessee for  compensation  or reduction in rent, management  fees, or other charges.  Lessor  provides this Building or the Leased Unit with security personnel, management, mechanical device of any nature,  and electronic  anti-theft system (if any), but Lessor shall not be  responsible  for the  security  and  safekeeping  of the
          Leased Unit or the property  therein,  unless otherwise  stipulated in this  Contract.  Unless caused by Lessor's  gross  negligence,  Lessee shall be responsible  for the Leased Unit and the property  therein at any time.

19.2 The Parties acknowledge and agree that, in the event that one or several of the  provisions  of this  Contract  are  found to be  invalid,  illegal  or unenforceable  in accordance  with any laws or  regulations,  the validity, legality or  enforceability  of the  remaining  provisions of this Contract shall not be affected.

19.3 Prior to signing of this Contract, Lessee shall provide to Lessor a copy of
     its  original   business  license,   organization  code  certificate,   tax
     registration certificate as well as other qualification  certificates (with official seal). In the event that Lessee  relocates or sets up a company or a  branch/representative  office  on  the  Leased  Unit,  or  after  annual

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
     inspection of certificates of Lessee and its  branch/representative  office by the competent authorities or changes of such certificates,  Lessee shall provide to Lessor the latest certificates within 15 days.

19.4 The Parties  acknowledge and agree that, in the event that this Contract is translated  into other  languages  and there is any  conflict  between  the
     Chinese  version and other  language  versions,  the Chinese  version shall prevail. The other language versions are only for reference.

19.5 Any document or notice  required to be given to the other Party pursuant to this Contract shall be made in writing and delivered to the address of such
     Party set forth in this  Contract,  or the address of the Leased Unit (only if the  recipient  is Lessee and Lessee has taken  occupancy  of the Leased
     Unit). Notices given by registered mail or notices of change of address for notices given by registered  mail shall be deemed given three business days after the date of  delivery.  Notices  given by  courier  service  shall be deemed given on the date of delivery.  Prior to receipt of notice of change of address given by the other Party,  such Party's  previous  address shall remain valid.

19.6 This Contract  constitutes  the entire  Contract  between Lessor and Lessee with  respect to the subject  matter of this  Contract and  supersedes  all prior oral or written  Contracts  between them on such subject matter.  The
     Parties have given full  consideration  of all provisions of this Contract, including but not limited to liability exemption clauses.  The Parties have mutually agreed to execute this Contract upon the terms set forth above.

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
                              PART III ATTACHMENTS

Attachment 1: Leased Unit Floor Plan

Attachment 2: Return Terms and Conditions

Attachment 3: China Central Place Office Building Fee Standards

Attachment 2: Return Terms and Conditions

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

                           Return Terms and Conditions

       Item                        Standard                                Notes
       ----                        --------                                -----

Flat Shape     Flat Shape          Regular

               Depth               10-12 meters

               Spacing and         Spacing of 9 meters; space is
               Modulus             divided by modulus of 3 meters

Ceiling        Ceiling Height      2.7 meters

               Ceiling             Quality materials                  1. Equipped with embedded
               Construction                                           lighting,   wind  outlet,
                                                                      sprinkler  system,  smoke
                                                                      detectors  and other fire
                                                                      safety equipment

                                   Mechanical and electrical          2.   Mineral  wool  board
                                   equipment system belt and          material   provided   for
                                   demountable ceiling                office area

                                                                      3.  Ceiling  installation
                                                                      for   public    corridors
                                                                      complete

                                                                      4.    Plaster     ceiling
                                                                      installation      between
                                                                      walls     and     windows
                                                                      complete

Floor          Raised Floor        Installation complete              O A floor height = 8 - 10
                                                                      centimeters

                                                                      Raised   floor   includes
                                                                      standard  outlet box (box
                                                                      does not include  strong,
                                                                      weak socket)

               Wiring System       End point laid by Lessee
               with Floor

               Floor Load
               Capacity            200 Kg/m(2)

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

Wall           Wall Decoration     Latex paint                        Curtain boxes and curtains
Construction   Material                                               installation complete

Notes:  Lessee  shall  return the Leased Unit to Lessor in  accordance  with the above conditions and bear the relevant cost.

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